EXHIBIT 32.1

Well-being Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the the Quarterly Report of Well-being Holdings, Inc. (the Company) on Form 10-Q for the quarter ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Haruhiko Abe, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Haruhiko Abe and will be retained by Well-being Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 12, 2020

By: /s/ Haruhiko Abe

Haruhiko Abe,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Well-being Holdings, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the the Quarterly Report of Well-being Holdings, Inc. (the Company) on Form 10-Q for the quarter ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Haruhiko Abe, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Haruhiko Abe and will be retained by Well-being Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: May 12, 2020

By: /s/ Haruhiko Abe

Haruhiko Abe,

Chief Financial Officer

(Principal Financial Officer)